Exhibit 21

SUBSIDIARIES OF ABBOTT LABORATORIES

The following is a list of subsidiaries of Abbott Laboratories as of December 31, 2012.  Abbott Laboratories is not a subsidiary of any other corporation.  Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories’ subsidiary, such has been noted by designating the percentage of ownership.

Domestic Subsidiaries	Incorporation

Abbott Administration Inc.	Delaware

Abbott Biologicals, LLC	Delaware

Abbott Cardiovascular Inc.	Delaware

Abbott Cardiovascular Systems Inc.	California

Abbott Delaware Inc.	Delaware

Abbott Diabetes Care Inc.	Delaware

Abbott Diabetes Care Sales Corporation	Delaware

AbbVie Endocrine Inc.*	Delaware

AbbVie Endocrinology Inc. *	Delaware

Abbott Equity Investments LLC	Delaware

Abbott Exchange Inc.	Delaware

Abbott Health Products, LLC	Delaware

Abbott International LLC	Delaware

Abbott Laboratories Inc.	Delaware

Abbott Laboratories International LLC	Illinois

Abbott Laboratories Pacific Ltd	Illinois

Abbott Laboratories Residential Development Fund, Inc.	Illinois

Abbott Laboratories Services Corp.	Illinois

Abbott Management LLC	Delaware

Abbott Medical Optics Inc.	Delaware

Abbott Molecular Inc.	Delaware

Abbott Nutrition Manufacturing Inc.	Delaware

Abbott Personnel Inc.	Delaware

Abbott Point of Care Inc.	Delaware

Abbott Procurement LLC	Delaware

Abbott Products Operations, LLC	Delaware

Abbott Resources Inc.	Delaware

Abbott Resources International Inc.	Delaware

Abbott Universal LLC	Delaware

Abbott Vascular Inc.	Delaware

Abbott Vascular Solutions Inc.	Indiana

Abbott Ventures Inc.	Delaware

AbbVie Bioresearch Center Inc. *	Delaware

AbbVie Biotech Ventures Inc. *	Delaware

AbbVie Biotherapeutics Inc. *	Delaware

AbbVie Holdings Inc. *	Delaware

AbbVie Inc. *	Delaware

AbbVie Products LLC*	Georgia

AbbVie Purchasing LLC *	Delaware

AbbVie Resources Inc. *	Delaware

AbbVie Resources International Inc. *	Delaware

AbbVie Respiratory LLC *	Delaware

AbbVie US LLC *	Delaware

Aeropharm Technology, LLC *	Delaware

AMO Development, LLC	Delaware

AMO Holdings, Inc.	Delaware

AMO Manufacturing USA, LLC	Delaware

AMO Nominee Holdings, LLC	Delaware

AMO Sales and Service, Inc.	Delaware

AMO Spain Holdings, LLC	Delaware

AMO U.K. Holdings, LLC	Delaware

AMO US Holdings, LLC	Delaware

AMO USA Sales Holdings, Inc.	Delaware

AMO USA, LLC	Delaware

AMO WaveFront Sciences, LLC	New Mexico

AVI Corp.	Delaware

Bioabsorbable Vascular Solutions, Inc.	Delaware

BioDisplay Technologies, Inc. *	Illinois

CMM Transportation, Inc.	Delaware

CynoGen Inc.	Delaware

Evalve International, Inc.	Delaware

Evalve, Inc.	Delaware

Fournier Pharma Corp.	Delaware

Fremont Holding L.L.C. *	Delaware

Ibis Biosciences, Inc.	Delaware

IEP Pharmaceutical Devices, LLC *	Delaware

IMTC Technologies, Inc.	Delaware

Integrated Surgical Solutions, LLC	Delaware

Integrated Vascular Systems, LLC	Delaware

Knoll Pharmaceutical Company *	New Jersey

Kos Pharmaceuticals, Inc. *	Delaware

Life Properties Inc.*	Delaware

Murex Diagnostics, Inc.	Delaware

Natural Supplement Association Incorporated	Colorado

North Shore Properties, Inc.	Delaware

Organics L.L.C. *	Delaware

PDD II, LLC	Delaware

PDD, LLC	Delaware

Quest Vision Technology, Inc.	California

Rowell Laboratories, Inc. *	Minnesota

Starlims Corporation	Florida

Swan-Myers, Incorporated	Indiana

Tobal Products Incorporated	Illinois

Unimed Pharmaceuticals, LLC *	Delaware

Visiogen, Inc.	Delaware

Woodside Biomedical, Inc.	Delaware

X Technologies Inc.	Delaware

ZonePerfect Nutrition Company	Delaware

Foreign Subsidiaries	Incorporation

Abbott Products Algerie EURL	Algeria

Abbott Laboratories Argentina Sociedad Anonima	Argentina

Murex Argentina S.A.	Argentina	(65)%

AbbVie S.A. *	Argentina

AMO Australia Pty Limited	Australia

Abbott Australasia Pty Ltd	Australia

Abbott Products Pty Ltd	Australia

AbbVie Pty Ltd *	Australia

Abbott Gesellschaft m.b.H.	Austria

AbbVie GmbH *	Austria

Abbott Bahamas Overseas Businesses Corporation	Bahamas

Abbott Holdings Ltd. (Bahamas)	Bahamas

AbbVie Bahamas Ltd. *	Bahamas

Abbott Laboratories (Bangladesh) Limited	Bangladesh

Murex Diagnostics International Inc.	Barbados

Abbott Belgian Investments SPRL	Belgium

Abbott Belgian Pension Fund A.S.B.L..	Belgium

Abbott SA *	Belgium

Abbott Vascular International BVBA	Belgium

Abbott Products SA	Belgium

Abbott Healthcare SAS	Belgium

AbbVie SA *	Belgium

Abbott Diagnostics International, Ltd	Bermuda

Abbott Ireland	Bermuda

Abbott Strategic Opportunities Limited	Bermuda

Abbott Healthcare (Puerto Rico) Ltd.	Bermuda

Abbott Bermuda Holding Ltd.	Bermuda

AbbVie Ltd *	Bermuda

AbbVie Biotechnology Ltd *	Bermuda

Abbott društvo sa ogranicenom odgovornošcu za trgovinu i usluge	Bosnia

Abbott Laboratorios do Brasil Ltda.	Brazil

AbbVie Participações Ltda. *	Brazil

AbbVie Farmacêutica Ltda **	Brazil

Abbott Products EOOD	Bulgaria

Abbott (Cambodia) LLC	Cambodia

Abbott International Corporation	Canada

Abbott Laboratories, Limited/Laboratoires Abbott, Limitee	Canada

Abbott Point of Care Canada Limited	Canada

Experimental & Applied Sciences Canada Inc.	Canada

Fournier Pharma, Inc.	Canada

Starlims Canada, Inc.	Canada

AMO Canada Company	Canada

Abbott Products Canada Inc.	Canada

Abbott Products Inc.	Canada

AbbVie Corporation *	Canada

AbbVie Holdings Corporation *	Canada

AMO Global Holdings(Holding company)	Cayman Islands

AMO Ireland	Cayman Islands

AMO Puerto Rico Manufacturing, Inc.	Cayman Islands

VISX	Cayman Islands

Abbott Laboratories de Chile Limitada	Chile

AbbVie Productos Farmacéuticos Limitada *	Chile

Abbott Laboratories de Colombia, S.A.	Colombia

AbbVie SAS *	Colombia

Abbott Healthcare Costa Rica, S.A.	Costa Rica

Abbott Vascular Limitada	Costa Rica

Abbott Laboratories d.o.o.	Croatia

Abbott Products d.o.o. for Services	Croatia

AbbVie društvo s ograničenom odgovornošću za trgovinu i usluge (Abbreviated name: AbbVie d.o.o.) *	Croatia

Abbott Overseas Subsidiary Holding (Cyprus) Limited	Cyprus

AbbVie Limited *	Cyprus

Abbott Laboratories, s.r.o.	Czech Republic

AbbVie s.r.o. *	Czech Republic

Abbott Laboratories A/S	Denmark

AMO Denmark	Denmark

AbbVie A/S *	Denmark

Abbott Laboratorios del Ecuador Cia. Ltda.	Ecuador

Abbott Healthcare LLC	Egypt

Abbott Limited Egypt LLC	Egypt

Abbott Products Egypt LLC	Egypt

Abbott Products Limited	Egypt

Abbott, S.A. de C.V.	EL Salvador

Abbott Oy	Finland

AbbVie Oy *	Finland

Abbott France Instruments S.A.S.	France

Abbott France S.A.S.	France

AMO France S.A.S.	France

Laboratoires Fournier S.A.S.	France

Abbott Products S.A.S.	France

Vivasol SNC	France

Abbott Healthcare SAS	France

Fournier Industrie et Sante	France

AbbVie *	France

AbbVie Holdings *	France

Abbott Laboratories GmbH	Germany

Abbott Arzneimittel GmbH	Germany

Starlims Germany GmbH	Germany

Abbott Diagnostics GmbH	Germany

Abbott GmbH & Co. KG	Germany

Abbott Holding GmbH	Germany

Abbott Management GmbH	Germany

Abbott Products GmbH*	Germany

Abbott Vascular Deutschland GmbH	Germany

Abbott Vascular Instruments Deutschland GmbH	Germany

AMO Germany GmbH	Germany

Fournier Pharma GmbH	Germany

AbbVie Komplementär GmbH *	Germany

AbbVie Deutschland GmbH & Co. KG *	Germany

AbbVie Real Estate Management GmbH *	Germany

AbbVie Biotechnology GmbH *	Germany

Abbott Asia (Gibraltar) Limited	Gibraltar

Abbott Asia Subsidiary (Gibraltar) Limited	Gibraltar

Abbott Holding (Gibraltar) Limited	Gibraltar

Abbott Holding Subsidiary (Gibraltar) Limited	Gibraltar

AbbVie (Gibraltar) Limited *	Gibraltar

AbbVie (Gibraltar) Holdings Limited *	Gibraltar

Abbott Laboratories (Hellas) S.A.	Greece

AbbVie Pharmaceuticals Societe Anonyme *	Greece

Abbott Laboratorios, S.A.	Guatemala

AMO Asia Limited	Hong Kong

Abbott Laboratories Limited	Hong Kong

Starlims Asia Pacific Limited	Hong Kong

AbbVie Limited *	Hong Kong

Abbott Laboratories (Hungary) Health Products and Medical Equipment Trading and Servicing Limited Liability Company	Hungary

AbbVie Gyógyszerészeti Korlátolt Felelősségű Társaság (abbreviated name: AbbVie Kft.) *	Hungary

AbbVie Investment Hungary Korlátolt Felelősségű Társaság (abbreviated name: AbbVie Investment Kft.) *	Hungary

Abbott Healthcare Private Limited	India

Abbott India Limited	India

Abbott Medical Optics Private Limited	India

Abbott Truecare Pharma Private Limited	India

Abind Healthcare Pvt. Ltd.	India

PT. Abbott Indonesia	Indonesia	(99)%

PT. Abbott Products Indonesia	Indonesia

AMO International Holdings	Ireland

AMO Ireland Export Ltd.	Ireland

AMO Ireland Finance	Ireland

AMO Regional Holdings	Ireland

Abbott Laboratories Vascular Enterprises	Ireland

Abbott Laboratories, Ireland, Limited	Ireland

Abbott Mature Products International Limited	Ireland

Abbott Mature Products Management Limited	Ireland

Abbott Nutrition Limited	Ireland

Abbott Products	Ireland

Salviac Limited	Ireland

Abbott Ireland Limited	Ireland

Abbott Healthcare Products Limited	Ireland

AbbVie Limited *	Ireland

AbbVie Ireland Holdings Limited *	Ireland

AbbVie Ireland Limited *	Ireland

Fournier Laboratories Ireland Ltd.*	Ireland

AbbVie Manufacturing Management Limited *	Ireland

Abbott Medical Laboratories LTD	Israel

STARLIMS Technologies LTD	Israel

Abbott AVI s.r.l.	Italy

Abbott S.r.l.	Italy

Abbott Vascular Knoll-Ravizza S.p.A	Italy

Autonomous Employee Welfare Fund for Abbott S.p.A. Dirigenti	Italy

AMO Italy Srl	Italy

AbbVie S.r.l. *	Italy

Abbott West Indies Limited	Jamaica	(51)%

AMO Japan K.K.	Japan

Abbott Japan Co., Ltd.	Japan

Abbott Vascular Japan Co., Ltd.	Japan

AbbVie GK *	Japan

AbbVie Holdings *	Japan

AbbVie Ltd *	Jersey

AbbVie Ltd *	Korea, South

Abbott Korea Limited	Korea, South

Abbott Laboratories Baltics	Latvia

Abbott Middle East S.A.R.L.	Lebanon

UAB “Abbott Laboratories”	Lithuania

AbbVie UAB *	Lithuania

Abbott Asia (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg

Abbott Healthcare Luxembourg S.à. r.l.	Luxembourg

Abbott International Luxembourg S.à. r.l.	Luxembourg

Abbott Investments Luxembourg S.à.r.l.	Luxembourg

Abbott Overseas Luxembourg S.à. r.l.	Luxembourg

Abbott Products Luxembourg S.à. r.l.	Luxembourg

Abbott South Africa Luxembourg S.à. r.l.	Luxembourg

Abbott Holding Subsidiary (Gibraltar) Limited	Luxembourg

Abbott Subsidiary (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg

Abbott Asia Subsidiary (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg

AbbVie (Gibraltar) Holdings Limited Luxembourg S.C.S. *	Luxembourg

AbbVie Investments S.à r.l. *	Luxembourg

AbbVie International S.à r.l. *	Luxembourg

AbbVie Overseas S.à r.l. *	Luxembourg

Abbott Laboratories (Malaysia) Sdn. Bhd.	Malaysia

AbbVie Sdn. Bhd. *	Malaysia

AMO Malta	Malta

Abbott Laboratories de Mexico, S.A. de C.V.	Mexico

AbbVie Farmacéuticos, S.A. de C.V. *	Mexico

Abbott Laboratories (Mozambique), Limitada	Mozambique

AMO Groningen	Netherlands

Abbott B.V.	Netherlands

Abbott Biologicals B.V.	Netherlands

Abbott Healthcare B.V.	Netherlands

Abbott Healthcare Products B.V.	Netherlands

Abbott Holdings B.V.	Netherlands

Abbott Knoll Investments B.V.	Netherlands

Abbott Laboratories B.V.	Netherlands

Abbott Logistics B.V.	Netherlands

Abbott Netherlands Investments B.V.	Netherlands

Abbott Nederland C.V.	Netherlands

Abbott PR Holdings B.V.	Netherlands

Abbott Products B.V.	Netherlands

Abbott Vascular Netherlands B.V.	Netherlands

EAS International B.V.	Netherlands

IMTC Finance B.V.	Netherlands

IMTC Holdings B.V.	Netherlands

STARLIMS Netherlands B.V.	Netherlands

AbbVie B.V. *	Netherlands

AbbVie Logistics B.V. *	Netherlands

AbbVie Japan Holdings B.V. *	Netherlands

AbbVie Ireland NL B.V. *	Netherlands

AbbVie Nederland Holdings B.V. *	Netherlands

AbbVie Venezuela Holdings B.V. *	Netherlands

AbbVie Venezuela B.V. **	Netherlands

AbbVie Research B.V. *	Netherlands

AbbVie Pharmaceuticals B.V. *	Netherlands

Abbott Laboratories NZ Limited	New Zealand

STARLIMS New Zealand Limited	New Zealand

AbbVie Limited *	New Zealand

Abbott Norge AS	Norway

AbbVie AS *	Norway

AMO Norway AS	Norway

Abbott Laboratories (Pakistan) Limited	Pakistan

Abbott Laboratories, C.A.	Panama

Abbott Overseas, S.A.	Panama

AMO (Hangzhou) Co., Ltd.	People’s Republic of China

AMO (Shanghai) Medical Devices Trading Co., Ltd.	People’s Republic of China

Abbott (Guangzhou) Nutritionals Co., Ltd.	People’s Republic of China

Abbott (Jiaxing) Nutrition Co. Ltd.	People’s Republic of China

Abbott Laboratories Trading (Shanghai) Co., Ltd.	People’s Republic of China

Abbott Medical Devices Trading (Shanghai) Co., Ltd.	People’s Republic of China

Shanghai Abbott Pharmaceutical Co., Ltd.	People’s Republic of China	(75)%

AbbVie Pharmaceutical Trading (Shanghai) Co., Ltd. *	People’s Republic of China

Abbott Laboratorios S.A.	Peru

Abbott Laboratories (Philippines)	Philippines

Union-Madison Realty Company, Inc.	Philippines	(40)%

Abbott Products (Philippines) Inc.	Philippines

Abbott Laboratories Poland Sp z.o.o.	Poland

Abbott Products Sp. z.o.o.	Poland

AbbVie Sp. z.o.o. *	Poland

AbbVie Polska Sp. z.o.o. *	Poland

Abbott Laboratorios, Limitada	Portugal

Abbottfarma - Promocao de Produtos Farmaceuticos, Lda	Portugal

Premier - Promocao de Produtos Farmaceuticos, Lda	Portugal

AbbVie, L.da *	Portugal

AbbVie Promoção, L.da *	Portugal

Abbott Healthcare (Puerto Rico) Ltd	Puerto Rico

Abbott Laboratories (Puerto Rico) Incorporated	Puerto Rico

AbbVie Corp *	Puerto Rico

Knoll LLC *	Puerto Rico

Abbott Products Romania S.R.L.	Romania

Limited Liability Company “Abbott Laboratories”	Russia

Abbott Products Limited Liability Company	Russia

AbbVie Limited Liability Company *	Russia

AMO Singapore Pte. Limited	Singapore

Abbott Laboratories (Singapore) Private Limited	Singapore

Abbott Manufacturing Singapore Private Limited	Singapore

Starlims (SEA) PTE. LTD.	Singapore

3A Pharma Singapore Pte. Limited (Singco)	Singapore

AbbVie Pte. Ltd. *	Singapore

Abbott Laboratories Slovakia s.r.o.	Slovakia

AbbVie s.r.o. *	Slovakia

AbbVie Holdings s.r.o. *	Slovakia

Abbott Laboratories druzba za farmacijo in diagnostiko d.o.o.	Slovenia

Abbott Laboratories South Africa (Pty) Ltd.	South Africa

Experimental & Applied Sciences Africa (Proprietary) Limited	South Africa

Knoll Pharmaceuticals South Africa (Proprietary) Limited	South Africa

AbbVie (Pty) Ltd. *	South Africa

STARLIMS Ibérica, S.A.	Spain

AMO Manufacturing Spain, S.L.	Spain

Abbott Laboratories, S.A.	Spain

AbbVie Farmaceutica, S.L. *	Spain

Fundación AbbVie *	Spain

Abbott Medical Optics Norden AB	Sweden

Abbott Scandinavia AB	Sweden

Advanced Medical Optics Uppsala AB	Sweden

AbbVie AB *	Sweden

AMO Switzerland GmbH	Switzerland

Abbott AG	Switzerland

Abbott Finance Company SA	Switzerland

Abbott Laboratories SA	Switzerland

Abbott Products Operations AG	Switzerland

AbbVie AG *	Switzerland

AbbVie Pharmaceuticals GmbH *	Switzerland

Abbott Fund Tanzania Limited	Tanzania

Abbott Laboratories Tanzania Limited	Tanzania

Abbott Laboratories Ltd.	Thailand

Abbott Laboratuarlari Ithalat Ihracat Ve Ticaret Limited Sirketi	Turkey

AbbVie Tibbi İlaçlar Sanayi ve Ticaret Limited Şirketi *	Turkey

Limited Liability Company “ Abbott Ukraine”	Ukraine

Abbott Healthcare Products Ltd.	United Kingdom

Abbott Australasia Holdings Limited	United Kingdom

British Colloids	United Kingdom

Mansbridge Pharmaceuticals Ltd.	United Kingdom

AMO United Kingdom Limited	United Kingdom

Abbott (UK) Finance Limited	United Kingdom

Abbott (UK) Holdings Limited	United Kingdom

Abbott Asia Holdings Limited	United Kingdom

Abbott Asia Investments Limited	United Kingdom

Abbott Capital India Limited	United Kingdom

Abbott Diabetes Care Limited	United Kingdom

Abbott Equity Holdings Unlimited	United Kingdom

Abbott Iberian Investments (2) Limited	United Kingdom

Abbott Iberian Investments Limited	United Kingdom

Abbott Investments Limited	United Kingdom

Abbott Knoll Investments B.V.	United Kingdom

Abbott Laboratories Limited	United Kingdom

Abbott Laboratories Trustee Company Limited	United Kingdom

Abbott Vascular Devices (2) Limited	United Kingdom

Abbott Vascular Devices Limited	United Kingdom

Experimental and Applied Sciences UK Limited	United Kingdom

Fournier Pharmaceuticals Ltd.	United Kingdom

Knoll (UK) Investments Unlimited	United Kingdom

Abbott Biotech (UK) Limited	United Kingdom

Murex Biotech Limited	United Kingdom

STARLIMS Europe Limited	United Kingdom

AbbVie Ltd *	United Kingdom

AbbVie UK Holdco Limited *	United Kingdom

AbbVie Trustee Company Limited *	United Kingdom

AbbVie Australasia Holdings Limited *	United Kingdom

AbbVie Investments Limited *	United Kingdom

Abbott Laboratories Uruguay S.A.	Uruguay

Lirdow S.A.	Uruguay

Abbott Laboratories C.A.	Venezuela

AbbVie Pharmaceuticals SCA **	Venezuela

Abbott Trading Company, Inc.	Virgin Islands

*    Indicates subsidiaries distributed as part of AbbVie Inc. on January 1, 2013.

**  Indicates subsidiaries that will be distributed to AbbVie Inc. in 2013 or thereafter